PREPAID EXPENSES AND OTHER CURRENT ASSETS - DIAMOND S SHIPPING INC. AND SUBSIDIARIES (Details) - Diamond S Shipping - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Advances to Capital Ship Management Corp. ("CSM")	$ 3,111	$ 0
Advances to technical managers	161	578
Insurance claims receivable	553	697
Prepaid insurance	1,621	580
Advances to agents	899	549
Deferred voyage costs	2,184	0
Other	2,057	1,327
Total prepaid expenses and other current assets	$ 10,586	$ 3,731